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Protein Design Labs, Inc.

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PROTEIN DESIGN LABS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 30, 2004

DEAR STOCKHOLDER:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Protein Design Labs, Inc., a Delaware corporation (the “Company”), to be held on June 30, 2004 at 8:00 a.m. at the principal offices of the Company, located at 34801 Campus Drive, Fremont, California 94555, for the following purposes:

1.	To elect two Class III directors to hold office for a three-year term.

2.	To approve the 2004 Equity Incentive Plan.

3.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.

4.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on May 20, 2004 are entitled to notice of, and to vote at, this meeting and any continuation or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of the Company.

By Order of the Board of Directors

Douglas O. Ebersole
Secretary

Fremont, California
May 28, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

PROTEIN DESIGN LABS, INC.
34801 Campus Drive
Fremont, California 94555
(510) 574-1400

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of PROTEIN DESIGN LABS, INC., a Delaware corporation (the “Company”), of Proxies for use at the annual meeting of stockholders to be held on June 30, 2004, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are first being distributed to stockholders on approximately May 28, 2004. The cost of the solicitation of Proxies will be borne by the Company. The Board may use the services of the Company’s directors, officers and others to solicit Proxies, personally, by telephone or by the Internet. The Board may also arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. The Annual Report to Stockholders for the fiscal year ended December 31, 2003, including financial statements, is being distributed to stockholders concurrently with the distribution of this Proxy Statement.

VOTING RIGHTS

The voting securities of the Company entitled to vote at the annual meeting consist of shares of Common Stock. Only stockholders of record at the close of business on May 20, 2004 are entitled to notice of and to vote at the annual meeting. On that date, there were 94,472,181 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. The Company’s Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the meeting.

All registered stockholders can vote by paper Proxy or by telephone by following the instructions included with their Proxy. Stockholders whose shares of Common Stock are registered in the name of a bank or brokerage firm should follow the instructions provided by their bank or brokerage firm on voting their shares. Registered stockholders and stockholders whose shares of Common Stock are registered in the name of a bank or brokerage firm participating in the ADP Investor Communication Services online program may vote electronically through the Internet. Instructions on Internet voting and Proxy distribution are available through the Company’s website at www.pdl.com/investors. Signing and returning the Proxy or submitting the Proxy by telephone or through the Internet does not affect the right to vote in person at the annual meeting.

All shares represented by valid Proxies received prior to the annual meeting will be voted and, where a stockholder specifies by means of the Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If an executed Proxy is submitted without any instruction for the voting of such Proxy, the Proxy will be voted in favor of the proposals described. Any stockholder giving a Proxy has the power to revoke it at any time before it is exercised, whether the Proxy was given by telephone, via the Internet or by returning the Proxy. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed Proxy. It may also be revoked by appearing at the annual meeting and electing to vote in person.

PROPOSAL ONE

NOMINATION AND ELECTION OF DIRECTORS

The Company has a classified Board of Directors consisting of three Class III, three Class I and three Class II directors who will serve until the annual meetings of stockholders to be held in 2004, 2005 and 2006, respectively. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire as of that annual meeting.

The terms of the current Class III directors will expire on the date of the upcoming annual meeting. One of those directors, Jürgen Drews, M.D., has announced he will not be seeking re-election to the Board at the conclusion of his term. Therefore, effective upon the expiration of the terms of the current Class III directors, the Board has decreased the number of directors to eight members, consisting of three members in each of Classes I and II and two members in Class III. Accordingly, two persons are to be elected to serve as Class III directors of the Board at the meeting. Management’s nominees for election by the stockholders to those two positions are Laurence Jay Korn, Ph.D. and Max Link, Ph.D., the other two Class III members of the Board. If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2007. If any nominee(s) declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the Proxies may be voted for such substitute nominee(s) as the Board may recommend in place of such nominee(s).

If a quorum is present, the two nominees for Class III directors receiving the highest number of votes will be elected as Class III directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present in determining if a quorum is present.

Certain information concerning the current directors as of April 1, 2004, including the Class III nominees to be elected at this meeting, is set forth below.

Nominee/Director	Positions with the Company	Age	Director Since
Class III directors whose terms expire at the 2004 Annual Meeting of Stockholders
Jürgen Drews, M.D.	Director	70	1997
Laurence Jay Korn, Ph.D.	Chairman of the Board, Director	54	1986
Max Link, Ph.D.	Director	63	1993
Class I directors whose terms expire at the 2005 Annual Meeting of Stockholders
George M. Gould, Esq.	Director	66	1989
Jon S. Saxe, Esq.	Director	67	1989
L. Patrick Gage, Ph.D.	Director	61	2003
Class II directors whose terms expire at the 2006 Annual Meeting of Stockholders
Karen A. Dawes	Director	52	2003
Mark McDade	Chief Executive Officer, Director	48	2002
Cary L. Queen, Ph.D.	Consultant, Director	53	1987

Karen A. Dawes, has been a director of the Company since June 2003. She is currently Principal, Knowledgeable Decisions, LLC, a pharmaceutical consulting firm. She served from 1999 to 2003 as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she was Senior Vice President, Global Strategic Marketing, Wyeth (formerly known as American Home Products), where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc. (which was acquired by Wyeth in January 1997) designing and implementing that company’s initial commercialization strategy to launch BeneFIX and Neumega. Ms. Dawes began her pharmaceuticals industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. There she directed launches of Glucotrol/Glucotrol XL, Zoloft, and Cardura. Ms. Dawes is also a director of Genaissance Pharmaceuticals, Inc.

L. Patrick Gage, Ph.D., has been a director of the Company since March 2003. From January 1997 until June 2002, Dr. Gage held various positions at Wyeth. From March 1998 through June 2002, he served as President of Wyeth Research, a division of Wyeth, and from 2000 through June 2002, Dr. Gage also served as Senior Vice President, Science and Technology of Wyeth. From November 1989 through March 1998, Dr. Gage served as the head of Research and Development, then Chief Operating Officer and finally President of Genetics Institute. Prior to that time, Dr. Gage held various positions in research management at Hoffmann-La Roche Inc. (Roche) over an 18-year period. Dr. Gage is also a Director of Neose Technologies, Inc. and Chairman of the Dublin Molecular Medicine Centre in Ireland.

George M. Gould, Esq., has been a director of the Company since October 1989. Since June 1996, Mr. Gould has served as of counsel to the law firm Gibbons, Del Deo, Dolan, Griffinger & Vecchione. From May 1996 to December 1996, Mr. Gould was a Senior Vice President of PharmaGenics, Inc. Prior to that time, Mr. Gould served as Vice President, Licensing & Corporate Development and Chief Patent Counsel for Roche from October 1989 to May 1996. Mr. Gould is also a director of Tapestry Pharmaceuticals, Inc. (formerly known as NaPro BioTherapeutics, Inc.).

Laurence Jay Korn, Ph.D., has been a director and Chairman of the Board of the Company since May 2002. From July 1986 through April 2002, Dr. Korn served as a director and Chairperson of the Board and from January 1987 until April 2002, Dr. Korn served as Chief Executive Officer. Previously, Dr. Korn headed a research laboratory and served on the faculty of the Department of Genetics at the Stanford University School of Medicine from March 1981 to December 1986. Dr. Korn received his Ph.D. from Stanford University and was a Helen Hay Whitney Postdoctoral Fellow at the Carnegie Institution of Washington and a Staff Scientist at the MRC Laboratory of Molecular Biology in Cambridge, England, before becoming an Assistant Professor at Stanford.

Max Link, Ph.D., has been a director of the Company since June 1993. Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. from March 2001 until its acquisition by Zimmer Holdings, Inc. in August 2003. He served as the Chief Executive Officer of Corange Ltd. from May 1993 to May 1994 and as the Chief Executive Officer of Boehringer Mannheim Therapeutics, the worldwide pharmaceutical division of Corange (Boehringer Mannheim Therapeutics), from October 1993 to May 1994. Dr. Link served as the Chairman of Sandoz Pharma Ltd. from April 1992 to April 1993. Dr. Link served in various management positions at Sandoz Ltd. and Sandoz Pharmaceuticals Corporation from October 1971 to April 1992. Dr. Link is also a director of Access Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Cell Therapeutics, Inc., CytRx Corp., Discovery Laboratories, Inc., Human Genome Sciences, Inc. and Celsion Corporation.

Mark McDade, has been a director of the Company since November 2002, when he joined the Company as Chief Executive Officer. From December 2000 until November 2002, he served as Chief Executive Officer of Signature BioScience, Inc. Prior to Signature, he was a co-founder and director of Corixa Corporation. He served as Chief Operating Officer at Corixa from September 1994 through December 1998 and as President and Chief Operating Officer from January 1999 until his departure in late 2000. Before Corixa, he was Chief Operating Officer of Boehringer Mannheim Therapeutics. Prior to Boehringer Mannheim Therapeutics, he served in several positions at Sandoz Ltd., which included business development, product management and general management responsibilities. Mr. McDade currently serves on the board of directors of Valentis, Inc. Mr. McDade earned his M.B.A. from Harvard Business School.

Cary L. Queen, Ph.D., has been a director of the Company since January 1987 and has served as a consultant since January 2004. Dr. Queen served as Vice President, Research of the Company, from April 1989 to August 2001 and as Senior Vice President from June 1993 until January 2004. Previously, Dr. Queen held positions at the National Institutes of Health from 1983 to 1986, where he studied the regulation of genes involved in the synthesis of antibodies. Dr. Queen received his Ph.D. in Mathematics from the University of California at Berkeley and subsequently served as an Assistant Professor of Mathematics at Cornell University.

Jon S. Saxe, Esq., has been a director of the Company since March 1989. Mr. Saxe served as a consultant to the Company from June 1993 to December 1994 and again from May 2000 until January 2002. From May 1999 to April 2000, Mr. Saxe served as Senior Advisor to our Chief Executive Officer. From January 1995 to April 1999, Mr. Saxe served as President of the Company. He has also served as President of Saxe Associates since May 1993.

Mr. Saxe is also a director of Incyte, Inc., Questcor Pharmaceuticals, Inc., First Horizon Pharmaceuticals, Inc., InSite Vision, Inc., SciClone Pharmaceuticals, Inc., ID Biomedical Corporation, VistaGen Therapeutics, Inc. and Durect Corporation.

The Board of Directors has determined that, other than Mr. McDade, Dr. Korn and Dr. Queen, each member of the Board is an independent director for purposes of the Nasdaq Marketplace Rules. As of April 1, 2004, Mr. McDade and Dr. Korn are executive officers of the Company and Dr. Queen is a consultant.

Board Committees and Meetings

During the 2003 fiscal year, the Board of Directors held eight meetings. During that period, the Audit Committee of the Board held six meetings and the Compensation Committee of the Board held one meeting. The Nominating and Governance Committee (the “Nominating Committee”) did not hold formal meetings in 2003. However, in the fourth quarter of 2003 the Nominating Committee reviewed and recommended to the Board for approval the Nominating Committee charter and the Corporate Governance Guidelines. The Nominating Committee held two meetings in the first quarter of 2004. Attendance by the directors at meetings held in the Company’s 2003 fiscal year was 100% for the Board, 100% for the Audit Committee and 100% for the Compensation Committee. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which each director serves.

The Audit Committee consists of three members. From January 2003 through October 2003, the members of the Audit Committee were Jürgen Drews, George M. Gould and Max Link. In November 2003, Dr. Drews was replaced by Karen Dawes. Each of the current members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to audit committee members. Dr. Link is an audit committee financial expert, as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The functions of the Audit Committee include (i) monitoring the independence and performance of the independent auditors and recommending the independent auditors to the Board, (ii) reviewing and approving the planned scope of the annual audit and the results of the annual audit, (iv) pre-approving all audit services and permissible non-audit services provided by the independent auditor, (v) reviewing the accounting and reporting principles applied by the Company in preparing its financial statements, (vi) reviewing the internal financial, operating and accounting controls and finance and accounting personnel of the Company with the independent auditors, (vii) overseeing compliance with the Foreign Corrupt Practices Act, (viii) reviewing with management and the independent auditors, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements, (ix) reviewing and approving any transaction that may present potential for conflict of interest, such as with the Company’s officers, directors or significant stockholders, and (x) reviewing the Company’s Audit Committee charter annually and at other times as conditions dictate.

The Compensation Committee consists of two members, George M. Gould and Max Link, each of whom is an independent director for purposes of the Nasdaq Marketplace Rules. The functions of the Compensation Committee include (i) designing and implementing competitive compensation policies to attract and retain key personnel, (ii) reviewing and formulating policy and determining or making recommendations to the Board regarding compensation of the Company’s officers with respect to salaries, bonuses, and other compensation, (iii) administering the Company’s stock option plans (the “Plans”) and granting or recommending grants of stock options and shares of stock to the Company’s executive officers and directors under the Plans and (iv) reviewing and establishing Company policies in the area of management perquisites.

The Nominating Committee consists of two members, L. Patrick Gage and Max Link, each of whom is an independent director for purposes of the Nasdaq Marketplace Rules. The Nominating Committee operates under a formal written charter attached as Appendix A to this Proxy Statement. The functions of the Nominating Committee include (i) identifying individuals qualified to become Board members, (ii) selecting, or recommending to the Board, director nominees for each election of directors, (iii) developing and recommending to the Board criteria for selecting qualified director candidates, (iv) considering committee member qualifications, appointment and removal, (v) recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) providing oversight in the evaluation of the Board and each committee of the Board.

Director Nominations

Consistent with its charter, the Nominating Committee will evaluate and recommend to the Board of Directors director nominees for each election of directors.

In fulfilling its responsibilities, the Nominating Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Company’s Board of Directors and its Committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates, in the judgment of the Nominating Committee, must have sufficient time available to perform all Board and Committee responsibilities. Board members are expected to prepare for, attend and participate in all Board and applicable Committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem, from time to time, to be in the best interests of the Company and its stockholders.

Identifying and Evaluating Candidates for Nomination as Director

The Nominating Committee annually evaluates the current members of the Board of Directors whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The Nominating Committee regularly assesses the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining whether it is advisable to consider additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating Committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may, if the Nominating Committee believes it is appropriate, engage a third party search firm to assist in identifying qualified candidates.

The Nominating Committee will evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, Protein Design Labs, Inc., 34801 Campus Drive, Fremont, CA 94555, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

In addition, the Company’s Bylaws permit stockholders to nominate directors for consideration at an annual meeting provided they notify the Company at least 120 days prior to the anniversary of the date when definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders.

All directors and director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nomination process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

Policy Regarding Communications By Stockholders With Directors

Stockholders may communicate with directors of the Company by transmitting correspondence by mail or facsimile, addressed to the director or the full Board of Directors as follows:

Board of Directors or [individual director] c/o Corporate Secretary Protein Design Labs, Inc. 34801 Campus Drive Fremont, CA 94555 Fax: 510-574-1473

The Corporate Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director(s), except where security concerns militate against further transmission of the communication or the communication relates to commercial matters not related to the sender’s interest as a stockholder, as determined by the Corporate Secretary in consultation with the General Counsel. The Board of Directors or individual directors so addressed will be advised of any communication withheld for such reasons.

Attendance at Annual Meetings by Directors

The Company has no formal policy regarding directors’ attendance at annual meetings but believes that annual meetings provide an opportunity for stockholders to communicate with directors and as such requests directors to make every effort to attend the Company’s annual meeting of stockholders. Four directors attended the 2003 Annual Meeting.

Code of Ethics

We have adopted a code of business conduct and ethics, and a policy providing for the reporting of potential violations of the code, for directors, officers (including our principal executive officer, principal financial officer and controller) and employees, known as the Code of Conduct and Policy Regarding Reporting of Potential Violations (the “Code of Conduct”). The Code of Conduct is available on our website at http://www.pdl.com/governance/code_of_conduct.pdf.

Additionally, stockholders may request a free copy of the Code of Conduct from:

Protein Design Labs, Inc. Attention: Investor Relations 34801 Campus Drive Fremont, CA 94555 (510) 574-1400

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which are available on the Company’s website at http://www.pdl.com/governance/guidelines.pdf. Stockholders may request a free copy of the Corporate Governance Guidelines from the address and phone numbers set forth above under “— Code of Ethics.”

PROPOSAL TWO

APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve the Protein Design Labs, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). The Board of Directors has adopted the 2004 Plan, subject to its approval by our stockholders. The 2004 Plan is intended to replace our 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan (together, our “Prior Plans”). If the stockholders approve the 2004 Plan, it will become effective on the date of the annual meeting, and no further awards will be granted under the Prior Plans, which will be terminated.

Our Prior Plans authorize only one type of award: stock options. We are asking our stockholders to approve the 2004 Plan, which will provide a number of alternatives to stock options, including stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, and deferred stock unit awards. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for the Board and our company in the near future.

As many of our stockholders may be aware from recent news reports, the Financial Accounting Standards Board has proposed a revised set of principles that would govern the accounting treatment of share-based payments, including a requirement that companies record compensation expense in their financial statements for stock options granted to employees, as well as for other types of equity-based incentives provided to employees. Until any such revised accounting principles are adopted in final form, their exact scope and implementation details are unknown. We are, however, prepared to record stock option as expense in our financial statements once the rules are clarified. Our Board of Directors believes that other forms of equity compensation may become more prevalent in the near future and further believes that the Company should have compensation alternatives that minimize the expense of those equity-based incentives, or that provide a form of incentive that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

In addition, we operate in a competitive marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. The Board of Directors believes it of paramount importance that our employee stock incentive program provide the Company with a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares that are available for incentive purposes.

Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that the 2004 Plan it has adopted takes steps to address many of the possible concerns of our stockholders. These include:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	No more than 10% of the shares authorized by the 2004 Plan may be issued under “full value” awards (i.e., awards that do not require employees to purchase their shares, such as the grant of restricted stock).

•	No more than 5% of the shares authorized by the 2004 Plan may be issued under full value awards that do not either require at least three years of service for full vesting or establish vesting based on satisfying performance goals measured over a period of at least twelve months, except in the case of a participant’s death, disability, retirement, involuntary termination or a change in control of the Company.

•	No more than 10% of the shares authorized by the 2004 Plan may be issued pursuant to the exercise of stock options or stock appreciation rights that do not require at least three years of service for full vesting, except in the case of a participant’s death, disability, retirement, involuntary termination or a change in control of the Company.

Finally, the 2004 Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, and performance share and performance unit awards granted under the 2004 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2004 Plan. By approving the 2004 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2004 Plan;

•	the performance criteria upon which awards of performance shares, performance units and certain awards of restricted stock and restricted stock units may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock or restricted stock units based on attainment of performance goals and performance shares may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units.

While we believe that compensation in connection with such awards under the 2004 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2004 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the adoption of the 2004 Plan.

Summary of the 2004 Plan

The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, attached as Appendix B to this Proxy Statement.

General.    The purpose of the 2004 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units and deferred stock units.

Authorized Shares.    If the 2004 Plan is approved by the stockholders, a total of 3,000,000 shares of our common stock will initially be authorized for issuance under the plan. In addition, the 2004 Plan’s share reserve will be increased by a maximum of 8,000,000 shares from the following sources: (1) shares authorized and remaining available for the future grant of options under the Prior Plans as of the date on which those plans are terminated, (2) shares subject to options outstanding under the Prior Plans as of the date of the annual meeting which expire or otherwise terminate without having been exercised and (3) shares withheld or reacquired by the Company on or after the date of the annual meeting in satisfaction of tax withholding obligations under the Prior Plans. As of April 1, 2004, a total of 8,160,960 shares remained available for grant under the Prior Plans and 11,172,719 shares were subject to outstanding options.

Certain Award Limits.    In addition to the limit on the total number of shares that may be issued, the 2004 Plan limits the number of shares that may be issued under certain types of awards. No more than 10% of the maximum aggregate number of shares authorized under the 2004 Plan may be issued pursuant to restricted stock, restricted stock unit, performance share and performance unit awards. Furthermore, no more than 5% of the maximum aggregate number of shares authorized under the 2004 Plan may be issued pursuant to restricted stock, restricted stock unit, performance share or performance unit awards that provide for vesting more rapid than annual pro rata vesting over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals. No more than 10% of the maximum aggregate number of shares authorized under the 2004 Plan may be issued pursuant to options or stock appreciations rights which, if they provide for vesting based on continued service, vest on a pro rata basis over a period of less than three years. However, the vesting of such awards may be accelerated upon the death, disability, retirement or involuntary termination of the participant or upon or following a change in control of the Company. No more than 11,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2004 Plan. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2004 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year, as follows:

•	Stock options and stock appreciation rights: No more than 1,600,000 shares.

•	Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than 200,000 shares.

•	Performance share awards: No more than 100,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $2,000,000 for each full fiscal year contained in the performance period of the award.

A participant may receive only one performance share or performance unit award with respect to any performance period.

Share Accounting and Adjustments.    If any award granted under the 2004 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company at the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2004 Plan. Shares will not be treated as having been issued under the 2004 Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. The number of shares available under the 2004 Plan will be reduced upon the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the 2004 Plan will be reduced only by the net number of shares issued. Appropriate adjustments will be made to the number of shares authorized under the 2004 Plan, to the numerical limits on certain types of awards described above, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the plan administrator also has the discretion under the 2004 Plan to adjust the terms of outstanding awards as it deems appropriate.

Administration.    The 2004 Plan will be administered by the Compensation Committee and any other committee or subcommittee of the Board of Directors appointed to administer the plan or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2004 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2004 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by Section 162(m) or the 2004 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Committee may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the 2004 Plan to persons eligible to participate who are neither members of the Board nor executive officers of the Company, subject to the provisions of the 2004 Plan and guidelines established by the Committee. The 2004 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2004 Plan. All awards granted under the 2004 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2004 Plan. The Committee will interpret the 2004 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2004 Plan or any award.

Prohibition of Option and SAR Repricing.    The 2004 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. In addition, awards may be granted to prospective service providers in connection with written offers of employment or other service relationships with the Company, provided that no shares subject to any such award may vest, become exercisable or be issued prior to such person’s commencement of service. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of April 1, 2004, we had approximately 591 employees, including 18 executive officers and directors who would be eligible under the 2004 Plan.

Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On April 1, 2004, the closing price of our common stock on the Nasdaq National Market was $23.40 per share.

The 2004 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by means of a broker-assisted cashless exercise; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2004 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its discretion.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee’s discretion, we may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. We may make the payment in a lump sum or we may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the 2004 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2004 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.    The Committee may grant restricted stock units under the 2004 Plan, which represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee.

The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before stock-based compensation expense, interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; the market price of our common stock; earnings per share; return on stockholder equity; return on capital; return on net assets; the balance of cash and marketable securities; market share; product regulatory approvals; projects in development; regulatory filings; and research and development expenses. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2004 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.    The 2004 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock unit. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Change in Control.    Unless otherwise defined in a participant’s award or employment agreement, the 2004 Plan provides that a “Change in Control” occurs upon (a) a “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by the Company’s stock holders in the same proportion as their ownership of Company stock, becoming the direct or indirect beneficial owner of more than 40% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock, (ii) a merger or consolidation in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. The Committee may provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines. The 2004 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting of any restricted stock award, restricted stock unit award, performance share and performance unit award held by a participant whose service with the Company has not terminated prior to the Change in Control to such extent as determined by the Committee.

Termination or Amendment.    The 2004 Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued and all restrictions on such shares under the terms of the 2004 Plan and the agreements evidencing awards granted under the 2004 Plan have lapsed, or (iii) the tenth anniversary of the 2004 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2004 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2004 Plan, would change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Units.    A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

No awards will be granted under the 2004 Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that approval by the stockholders of the 2004 Plan is not obtained, the 2004 Plan will not be adopted.

Approval of this proposal requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, with abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

PROPOSAL THREE

APPOINTMENT OF INDEPENDENT AUDITORS

The Board has selected Ernst & Young LLP to serve as independent auditors to audit the financial statements of the Company for fiscal 2004. Ernst & Young LLP and its predecessors have acted in such capacity since its appointment for fiscal 1986.

The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit services rendered in connection with the consolidated financial statements and reports for 2003 and 2002 and for other services rendered during 2003 and 2002 on behalf of us and our subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to us:

	2003		2002
Fee Category:	Fees	% of Total	Fees	% of Total
	(in thousands)
Audit Fees	$507	86%	$285	79%
Audit-Related Fees	22	4%	15	4%
Tax Fees	59	10%	36	10%
All Other Fees	—	—	25	7%
Total Fees	$588		$361

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Audit fees for 2003 include fees related to services related to the issuance of our 2.75% $250 million Convertible Notes and the related filing of a Registration Statement on Form S-3 and our acquisition of Eos Biotechnology, Inc. (Eos) and the related filing of audited financial statements with a Form 8-K. Audit fees for 2002 include fees related to services provided to assist in our response to an SEC comment letter.

Audit-Related Fees:    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” In 2003 and 2002, these services primarily relate to accounting consultations in connection with potential collaborations and patent licensing agreements.

Tax Fees:    In 2003 and 2002, tax compliance/preparation consisted of fees billed for professional services related to federal and state tax compliance.

All Other Fees:    “All Other Fees” consists of fees for all services other than those reported above. In 2002, these fees are primarily related to real estate advisory services.

The Audit Committee determined that the non-audit services rendered by Ernst & Young LLP were compatible with maintaining the independence of Ernst & Young LLP.

Representatives of Ernst & Young LLP will be present at the annual meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Required Vote and Board of Directors Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that ratification by the stockholders of the appointment of Ernst & Young LLP as the Company’s independent auditors is not obtained, the Board will reconsider such appointment.

The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 1, 2004, by (i) each person who is known by the Company, based on the records of our transfer agent and relevant documents filed with the U.S. Securities and Exchange Commission (“SEC”), to own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each member of the Board, (iii) the Named Executive Officers, and (iv) all members of our Board and our executive officers as a group. Unless otherwise specified, the address of each named individual is the address of the Company.

Name of Beneficial Owner or Group and Nature of Beneficial Ownership (1)	Amount of Beneficial Ownership	Percent of Common Stock Outstanding
FMR Corp. (2) 82 Devonshire Street Boston, MA 02109	14,048,914	14.92%
Delaware Management Holdings (3) 2005 Market Street Philadelphia, PA 19103	6,204,803	6.59%
Mark McDade (4)	337,500	*
Laurence Jay Korn, Ph.D. (5)	3,064,673	3.18%
Steven E. Benner, M.D., M.H.S. (4)	56,250	*
Douglas O. Ebersole (6)	440,537	*
Brett L. Schmidli (4)	110,937	*
Jürgen Drews, M.D. (4)	127,750	*
Karen A. Dawes (4)	13,000	*
L. Patrick Gage, Ph.D. (4)	19,500	*
George M. Gould, Esq. (7)	201,500	*
Max Link, Ph.D. (8)	105,250	*
Jon S. Saxe, Esq. (9)	403,182	*
Cary L. Queen, Ph.D. (10)	2,562,914	2.71%
All directors and executive officers as a group (18 persons) (11)	8,034,100	8.11%

*	Less than 1%

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Based solely on Schedule 13G as filed with the SEC, FMR Corp. has sole dispositive power with respect to all of the shares beneficially owned and sole voting power with respect to 1,635,550 of such shares.

(3)	Based solely on Schedule 13G as filed with the SEC, Delaware Management Holdings has sole dispositive power with respect to all of the shares beneficially owned and sole voting power with respect to 6,189,135 of such shares.

(4)	Consists of shares issuable upon the exercise of options which are currently exercisable, or which will become, exercisable within 60 days after April 1, 2004.

(5)	Includes 2,171,815 shares issuable upon the exercise of options which are currently, or which will become exercisable within 60 days after April 1, 2004.

(6)	Includes 429,131 shares issuable upon the exercise of options which are currently, or which will become, exercisable within 60 days after April 1, 2004.

(7)	Includes 169,500 shares issuable upon the exercise of options which are currently, or which will become, exercisable within 60 days after April 1, 2004.

(8)	Includes 5,250 shares issuable upon the exercise of options which are currently, or which will become, exercisable within 60 days after April 1, 2004.

(9)	Includes 375,502 shares issuable upon the exercise of options which are currently, or which will become, exercisable within 60 days after April 1, 2004.

(10)	Includes 582,914 shares issuable upon the exercise of options which are currently, or which will become, exercisable within 60 days after April 1, 2004. Also includes 11,700 shares held in trusts for the benefit of certain of Dr. Queen’s relatives as to which Dr. Queen disclaims beneficial ownership and 3,900 shares held in trust for the benefit of Dr. Queen’s daughter as to which Dr. Queen disclaims beneficial ownership.

(11)	Total includes all directors and officers who served in that capacity as of April 1, 2004 and 4,921,629 shares issuable upon the exercise of options beneficially owned by such directors and officers which are currently, or which will become, exercisable within 60 days after April 1, 2004.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Officers

Certain information with respect to our executive officers as of April 1, 2004, except as otherwise noted, is set forth below. See “DIRECTORS” for information regarding Mr. McDade and Dr. Korn, two of our executive officers.

Name	Age	Position
Steven E. Benner, M.D., M.H.S.	44	Senior Vice President and Chief Medical Officer
Douglas O. Ebersole	48	Senior Vice President, Legal and Corporate Development and Secretary
Richard Murray, Ph.D.	45	Senior Vice President, Research and Chief Scientific Officer
Brett L. Schmidli	52	Senior Vice President, Technical Operations
Glen Y. Sato	45	Senior Vice President and Chief Financial Officer
Sergio Garcia-Rodriguez	42	Vice President, Legal, General Counsel and Assistant Secretary
Lyn Olson	52	Vice President, Quality and Regulatory Compliance
Jaisim Shah	43	Vice President, Marketing
Laurie Torres	43	Vice President, Human Resources

Steven E. Benner, M.D., M.H.S., has served as our Senior Vice President and Chief Medical Officer since November 2002. Dr. Benner joined the Company from the Pharmaceutical Research Institute of Bristol-Myers Squibb, having started there in 1995 as Associate Director, Clinical Oncology. He later served as Director and Group Director, Clinical Oncology before being named Executive Director, Clinical Oncology, in 1999. He was named Vice President, Licensing and Alliances in the Worldwide Medicines Group at Bristol-Myers Squibb in 2000, and assumed responsibilities as Global Development Champion and Vice President for Garenoxacin in 2002. He previously was Associate Professor of Medicine in the Division of Hematology/Oncology at The University of North Carolina at Chapel Hill, and was Assistant Professor of Medicine in the Department of Thoracic/Head and Neck Medical Oncology at the University of Texas M.D. Anderson Cancer Center. He holds an M.H.S. degree in Clinical Epidemiology from The Johns Hopkins School of Hygiene and Public Health. He earned an M.D. degree from the University of Missouri-Columbia School of Medicine.

Douglas O. Ebersole has served as our Senior Vice President, Legal and Corporate Development since December 2002 and as Senior Vice President, Legal and Licensing from April 1999 until December 2002. Mr. Ebersole has served as our Secretary since July 1992. In addition, Mr. Ebersole served as our acting Chief Executive Officer from May 2002 until November 2002. Mr. Ebersole has also served in various other senior executive roles with the Company since joining PDL in July 1992. Prior to joining us, he served first as Associate General Counsel and later as General Counsel at NeXT Computer, Inc. Prior to joining NeXT in 1989, he was a partner in the corporate department of the law firm Ware & Freidenrich. Mr. Ebersole received his J.D. from Stanford Law School.

Richard Murray, Ph.D., has served as our Senior Vice President and Chief Scientific Officer since April 2004. From April 2003 until April 2004, Dr. Murray served as our Vice President, Research. Prior to that time, Dr. Murray served as Vice President of Research at Eos, where he was also a co-founder of the company. He served in that role at Eos from February 1998 to April 2003, and was responsible for the discovery and transition of antibody-based therapeutic candidates from research to development. Prior to Eos, Dr. Murray was a staff scientist, then senior staff scientist at DNAX Research Institute. Dr. Murray received his Ph.D. from the University of North Carolina at Chapel Hill, with his work in the area of immunogenetics.

Glen Y. Sato has served as our Senior Vice President and Chief Financial Officer since May 2003. He joined PDL from Exelixis, Inc., where he had served as Senior Vice President, Chief Financial Officer and General Counsel since November 1999. Previous to Exelixis, he served in various legal and strategic planning positions at PDL, most recently as Vice President, Legal and General Counsel. During his previous tenure at PDL, Mr. Sato was responsible for SEC reporting and compliance, disclosure issues, intellectual property licensing and licensing strategy, general corporate counseling, insider trading compliance and intellectual property protection. Mr. Sato received his B.A. from Wesleyan University and his J.D. and MBA from University of California, Los Angeles.

Brett L. Schmidli has served as our Senior Vice President, Technical Operations since February 2002. Mr. Schmidli served as Director of Manufacturing Strategy at Eli Lilly & Company from 2000 to 2002 and was Chief Operating Officer and Director of Commercial Development—New Antidepressants there from 1998 to 2000. He served as a Director of Manufacturing and Product Development and a Director of Marketing within the Neuroscience Business Unit at Lilly from 1995 to 1998, and Director of Bioproducts Purification Development and Technical Services from 1992 to 1995. Mr. Schmidli previously was associated with Genetics Institute, Inc., serving in a number of management positions from 1982 to 1987 and as a senior consultant from 1987 to 1989. He received a bachelor’s degree in Chemical Engineering from the Rose-Hulman Institute of Technology and an MBA from Indiana University.

Sergio Garcia-Rodriguez has served as our Vice President, Legal, General Counsel and Assistant Secretary since August 2001. From July 2000 until August 2001, Mr. Garcia-Rodriguez served as our Associate General Counsel. Prior to joining the Company, he served as International Counsel at DaimlerChrysler AG from 1996 to 2000 and previously was a partner in the law firm of Heller, Ehrman, White & McAuliffe. Mr. Garcia-Rodriguez received his J.D. degree from the University of California, Berkeley (Boalt Hall).

Lyn D. Olson, Ph.D., has served as the Company’s Vice President, Quality and Compliance since April 2001. Prior to that time, Dr. Olson served as Vice President, Quality Operations and Compliance at Mutual Pharmaceutical Company, Inc. From 1998 to 2000, Dr. Olson served as Senior Director, U.S. Quality Operations at Centocor, Inc. Dr. Olson directed Quality Operations for Boehringer Mannheim-Therapeutics from 1995 to 1998, and served as a Senior Research Scientist/Regulatory for the FDA’s Center for Biologics Evaluation and Research from 1987 to 1995. Dr. Olson holds a Ph.D. in microbial metabolism and physiology from the University of Maryland, an M.S. degree in molecular genetics from The Ohio State University and is Regulatory Affairs certified.

Jaisim Shah has served as our Vice President, Marketing since August 2000. From July 1997 until July 2000, Mr. Shah served in various marketing management positions at Bristol Myers Squibb, most recently as Vice President, Marketing, for U.S. Pharmaceutical Group, Infectious Diseases and Vice President of Global Marketing. Prior to that time, from May 1991 until September 1993, he served as Product Director for biotech oncology products for the U.S. market for Roche Laboratories, a subsidiary of Roche. From October 1993 until July 1997, he served as Global Business Leader for oncology and virology for F. Hoffmann-La Roche Ltd, based in Basel, Switzerland. He received his M.A. in International Economics from the University of Akron and an M.B.A. in Marketing from Oklahoma University.

Laurie Torres has served as our Vice President, Human Resources since joining the Company in November 2003. She previously served as Vice President of Human Resources for Genitope, a biotechnology company focused on the commercialization of patient-specific immunotherapies from the treatment of cancer, from 2000 to 2003. Ms. Torres was Senior Director of Human Resources for Heartport, Inc., a medical devices company specializing minimally invasive cardiac surgery, from 1998 to 2000, and Director of Employment there from 1997 to 1998. She served in various human resources positions at Genentech, Inc. from 1990 to 1997, after beginning her career in human resources at Hewlett-Packard, Inc. in 1985. Ms. Torres earned her B.A. from California State University, Hayward.

Compensation of Executive Officers

The following table sets forth information concerning the compensation during the fiscal years ended December 31, 2003, 2002, and 2001 earned by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2003 (collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

	Annual Compensation (1)						Long-Term Compensation Awards
Name and Principal Positions	Year	Salary ($)		Bonus ($)		Other Annual Compensation (2) ($)	Securities Underlying Options (#)	All Other Compensation (3) ($)
Mark McDade Chief Executive Officer	2003 2002 2001	500,844 62,601 —		500,000 100,000 —	(4) (5)	129,262 — —	140,000 900,000 —	2,000 — —

Laurence Jay Korn Chairman of the Board (6)	2003 2002 2001	516,242 512,075 486,262		— — —		— — —	20,000 300,000 500,000	2,000 2,000 2,000

Steven E. Benner Senior Vice President and Chief Medical Officer (7)	2003 2002 2001	355,874 50,578 —		400,000 125,000 —	(4) (5)	15,139 9,007 —	60,000 150,000 —	2,000 — —

Douglas O. Ebersole Senior Vice President, Legal and Corporate Development	2003 2002 2001	329,151 408,553 341,156		150,000 — —	(8)	— — —	60,000 205,000 62,000	2,000 2,000 2,000

Brett Schmidli Senior Vice President, Technical Operations (9)	2003 2002 2001	338,169 246,709 —	(10)	— 132,786 —	(4)	47,336 15,772 —	72,500 162,500 —	— — —

(1)	Compensation deferred at the election of the executive officer under our 401(k) Plan is included in the year earned. Includes life insurance premiums paid by the Company.

(2)	Represents reimbursed relocation costs by the Company.

(3)	Reflects Company matching 401(k) contributions.

(4)	Represents a relocation bonus paid by the Company.

(5)	Represents a hiring bonus paid by the Company.

(6)	Dr. Korn will continue to serve as an executive officer of the Company in his capacity as Chairman of the Board until immediately following the adjournment of the 2004 Annual Meeting, at which time he will resign as Chairman and as an employee of the Company, as described in more detail below.

(7)	Dr. Benner has been our Senior Vice President and Chief Medical Officer since November 2002.

(8)	Represents a performance bonus paid by the Company in 2003, authorized by the Compensation Committee in 2002, in recognition of Mr. Ebersole’s performance as Chief Executive Officer in an acting capacity from April 2002 through November 2002.

(9)	Mr. Schmidli has served as our Senior Vice President, Technical Operations since January 2002.

(10)	Includes forgiveness of $2,260 of interest from a relocation and housing loan to Mr. Schmidli provided in connection with his joining the Company in January of 2002, as provided in the promissory note that was entered into at the time the loan was made.

Stock Options Granted in Fiscal 2003

The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended December 31, 2003, to the Named Executive Officers:

OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name	Number of Securities Underlying Options Granted (1,2)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh) (3)	Expiration Date	5% ($)	10% ($)
Mark McDade	70,000 70,000	2.17 2.17	7.83 13.96	4/11/13 7/1/13	344,697 614,556	873,530 1,557,405
Laurence Jay Korn	10,000 10,000	0.31 0.31	7.83 13.96	4/11/13 7/1/13	49,242 87,794	124,790 222,486
Steven E. Benner	30,000 30,000	0.93 0.93	7.83 13.96	4/11/13 7/1/13	147,727 263,381	374,340 667,459
Douglas O. Ebersole	30,000 30,000	0.93 0.93	7.83 13.96	4/11/13 7/1/13	147,727 263,381	374,340 667,459
Brett Schmidli	12,500 30,000 30,000	0.39 0.93 0.93	9.00 7.83 13.96	1/2/13 4/11/13 7/1/13	70,751 147,727 263,381	179,296 374,340 667,459

(1)	Options granted vest over a four year period at the rate of one fourth one year after the date specified at the time of grant (typically the hire date or an anniversary of the hire date) and 1/48 per month thereafter for each full month of the optionee’s continuous employment with the Company. Only vested shares are exercisable. All outstanding options held by employees have terms of ten years.

(2)	Under the 1991 and 1999 Stock Option Plans, the Board retains some discretion to modify the terms of outstanding options; see “Change of Control Arrangements, Termination of Employment Arrangements.”

(3)	All options granted to employees were granted at market value on the date of grant.

(4)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission’s rules. Actual gains, if any, on option exercises are dependent on the future performance of our Common Stock, overall market conditions and the optionee’s continued employment through the vesting period. Any amounts reflected in this table may not necessarily be achieved. As an illustration of the effects such assumed appreciation would have on a stockholder’s investment, one share of stock purchased at $17.86 in 2003 (closing price as reported on the Nasdaq National Market on December 31, 2003) would yield profits of $11.23 per share at 5% appreciation per year over ten years or $28.46 per share at 10% appreciation per year over the same period. The “potential realizable values” in this table are calculated using the exercise price of the stock options and assuming 5% or 10% appreciation per year from that price over the ten-year term of the options granted.

Option Exercises and Fiscal 2003 Year End Values

The following table provides the specified information concerning exercises of options to purchase our Common Stock in the fiscal year ended December 31, 2003, and unexercised options held as of December 31, 2003, by the Named Executive Officers:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 12/31/03		Value of Unexercised In-the-Money Options at 12/31/03 (1) $
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Unexercisable	Exercisable	Unexercisable	Exercisable
Mark McDade	—	—	796,250	243,750	7,248,850	2,330,250
Laurence Jay Korn	—	—	322,084	2,104,316	139,300	13,578,454
Steven E. Benner	—	—	169,375	40,625	1,407,744	367,656
Douglas O. Ebersole	—	—	179,086	385,590	907,747	1,939,009
Brett Schmidli	—	—	166,250	68,750	645,025	—

(1)	Based on a value of $17.86, which was the closing price of our Common Stock as of December 31, 2003, as reported on the Nasdaq National Market.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 concerning our equity compensation plans:

	(a)	(b)	(c)
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	7,893,152	$12.59	6,226,438 (1)
Equity Compensation Plans Not Approved by Stockholders (2)	6,644,207	$19.37	3,542,540
Total	14,537,359	$15.69	9,768,978

(1)	Includes 973,287 shares available for future issuance under the Company’s 1993 Employee Stock Purchase Plan.

(2)	See footnote 14 to the Financial Statements in the Company’s Annual Report on Form 10-K for a description of the Company’s 1999 Nonstatutory Stock Option Plan.

Compensation of Directors

Currently, each director who is not an employee of the Company (an “Outside Director”) is authorized to receive cash compensation in the amount of $3,000 each fiscal quarter, and an additional $6,000 per year for each committee membership and may be reimbursed for expenses incurred in attending each Board and committee meeting. In addition, in 2003, each member of each Board committee (other than the Stock Option Committee) was authorized to receive, for each committee on which he or she serves, an option under our 1999 Stock Option Plan to purchase 3,000 shares, vesting monthly over 12 months (subject to the optionee’s continued service on the committee), at an exercise price equal to the fair market value of our Common Stock on the date of grant.

In April 2004, the Compensation Committee recommended, and the Board approved, an increase in the cash compensation to be paid to Outside Directors. Beginning July 1, 2004, each Outside Director will be entitled to receive an annual cash retainer of $18,000 per year, an additional fee of $1,000 for each Board meeting at which the director is present in person and $500 for each Board meeting at which the director is present by telephone. In addition to the fees described for attendance at Board meetings, each member of the Audit Committee will also receive an annual retainer of $7,000 and the Chair of the Audit Committee will receive an annual retainer of $9,000. Members of the Compensation, Nominating and Governance and Scientific Review Committees will receive an annual retainer of $6,000 and the Chair of each of these committees will receive an annual retainer of $8,000, in addition to the Board meeting attendance fees. Additionally, the Compensation Committee is currently reviewing proposed increases to equity compensation for Outside Directors.

The Company’s 2002 Outside Directors Stock Option Plan (the “2002 Directors Plan”) provides for automatic initial grants of options to purchase 12,000 shares (the “Initial Option”) of the Company’s Common Stock to each person who first becomes an Outside Director (whether upon initial election or appointment to the Board or upon ceasing to be an employee while remaining or simultaneously becoming a director) and automatic annual grants to each Outside Director of options to purchase 12,000 shares (the “Annual Option”) of the Company’s Common Stock. Options under the 2002 Directors Plan are granted at the fair market value of the Company’s Common Stock on the date of grant and vest monthly over 12 months, as long as the optionee continues to be a director. Vesting of options granted under the 2002 Directors Plan will not overlap with vesting of options previously granted by the Company to the Outside Directors. As such, an Outside Director who holds one or more options previously granted to him or her by the Company at the time he or she was an employee of the Company (“Prior Employee Options”) that will continue to vest based upon the director’s continued service to the Company as an Outside Director, will be granted an Initial Option only upon the date that such Prior Employee Options cease to vest. Such directors receive an Annual Option on the date of the annual meeting immediately following the date on which they received an Initial Option. Additionally, all Annual Options are subject to downward adjustment to insure that vesting of the Annual Options does not overlap with the vesting of any options previously granted by the Company to the Outside Directors.

Under the terms of the 2002 Directors Plan, in the event that (i) any person, entity or group becomes the beneficial owner of 40% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than 50% of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company), then options outstanding under the 2002 Directors Plan will become immediately exercisable and vested in full. The surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation’s stock. Options that are not assumed, replaced or exercised will terminate.

Change of Control Arrangements, Termination of Employment Arrangements

Stock Option Plans

In the event of a sale of voting securities by our stockholders, a merger or consolidation to which we are a party, sale of all or substantially all of our assets, or liquidation or dissolution of the Company, following any of which the stockholders do not retain more than 50% of the total combined voting power of the stock of the Company or the acquiring corporation, the vesting of options held by full-time employees under our 1991 Stock Option Plan, 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan will be accelerated by 25% of the total number of shares subject to such options if either (a) the acquiring corporation fails to assume the outstanding option or to substitute a substantially equivalent option for the acquiring corporation’s stock, or (b) within one year following such transaction the option holder’s employment is either terminated without cause or is constructively terminated.

Executive Retention and Severance Plan

We maintain the Executive Retention and Severance Plan (the “ERSP”), which provides certain severance and other benefits in connection with a change in control (as defined below) to our officers and key employees as designated by the Board or the Compensation Committee. At present, the ERSP covers all of our officers.

Under the ERSP, a change in control is deemed to have occurred in the event of (i) any acquisition of 40% or more of the Company’s outstanding voting securities, (ii) any merger or consolidation involving the Company in which the Company’s stockholders do not retain at least a majority of the total combined voting power of the Company or the combined entity, (iii) a sale or disposition of all or substantially all of the Company’s assets to a third party or (iv) 50% or greater turnover among the members of the Company’s Board over a period of two years or less. Upon a change in control, the ERSP provides for certain acceleration of the vesting of issued and outstanding stock options and shares of restricted stock held by participants. The extent of such vesting acceleration depends on a participant’s position with the Company, and, with respect to a participant’s outstanding Company stock options, whether such options are assumed in connection with the change in control. Upon a change in control, the vesting of all options and restricted stock held by each officer that serves on the Management Team, formerly the Executive Committee, will be subject to acceleration. The Management Team currently consists of Mr. McDade, Dr. Benner, Mr. Ebersole, Dr. Murray, Mr. Sato, Mr. Schmidli, Mr. Garcia-Rodriguez, Ms. Olson, Mr. Shah, and Ms. Torres. Options and restricted stock held by the CEO, Mr. McDade, will become fully vested. Options and restricted stock held by other officers on the Management Team will generally become vested as to 50% of the shares subject to all future vesting installments, with the remaining unvested portion to continue vesting over the same period. If any participant’s stock options are not assumed in connection with the change in control, and if it would provide the participant with a greater benefit than that described in the preceding sentence, a participant with less than two years of employment with the Company will be credited with an additional two years of employment for option vesting purposes, and a participant with two or more years of employment with the Company will become vested in full under his or her outstanding options.

The ERSP provides for severance benefits in the event of a participant’s involuntary termination other than for “cause” or voluntary termination for “good reason” at any time within a specified time following a change in control, provided that, in the case of a person who was CEO at the time of the change in control, severance benefits accrue in the event of that person’s termination for any reason during the time specified following the change in control. Under the ERSP, “cause” is defined to include theft, dishonesty or fraud, improper use of confidential information, gross negligence or willful misconduct in the performance of one’s duties and conviction of a felony that materially impairs the participant’s ability to perform his or her duties; “good reason” is defined to include a demotion or other material adverse change in assigned duties, a decrease in salary or targeted bonus amount, or a reduction in benefits compared to those granted to comparable employees. The applicable time periods following a change in control during which severance benefits could become payable is three years in the case of the CEO, two years in the case of any officer on the Management Team and one year in the case of all other participants.

Upon any termination of employment under the above circumstances, provided that the participant executes a prescribed release of claims against the Company, the participant is entitled to certain health and life insurance benefits for the applicable period, full vesting of all stock options and shares of restricted stock held by such participant and a lump sum severance payment equal to the equivalent of three years’ salary and bonus in the case of a participant who was CEO at the time of the change in control, two years in the case of any officer on the Management Team and one year in the case of all other participants. For purposes of calculating the amount of such severance payment, salary is based on the participant’s annual base salary immediately prior to termination or, if higher, immediately prior to the change in control, and bonus is based on the greatest of (i) the aggregate bonuses earned by the participant during the fiscal year preceding the change in control, (ii) the aggregate bonuses earned during the fiscal year preceding the termination, or (iii) the aggregate bonuses that would be earned during the current fiscal year, assuming attainment of 100% of applicable performance goals for that year.

The ERSP may not be terminated or amended without written approval by each participant affected by such termination or amendment.

Other Termination of Employment Arrangements

Pursuant to the terms of an offer letter between Mr. McDade and the Company, dated October 24, 2002, Mr. McDade was offered employment with the Company in the position of CEO. Pursuant to the terms of the offer letter, in the event that Mr. McDade’s employment is terminated by us without “cause” (as defined in the ERSP), and upon his execution and delivery to us of a general release in a form reasonably satisfactory to the Company, Mr. McDade will be entitled to salary and bonus continuation at the same level as the most recently awarded bonus or at the maximum bonus rate if such termination occurs prior to his first bonus, but excluding other employment benefits, for one year from the date of such termination, or until Mr. McDade accepts a full time position with another company, whichever occurs first, less standard withholdings and deductions.

In connection with Dr. Laurence Korn’s resignation as Chief Executive Officer of the Company, effective on May 1, 2002, we entered into a Special Compensation and Continued Employment Agreement (the “Continued Employment Agreement”) with Dr. Korn pursuant to which Dr. Korn remained Chairman of the Board and responsible for certain other duties described in the Continued Employment Agreement. During the remainder of Dr. Korn’s employment, Dr. Korn was entitled to receive the same salary, benefits and vesting of stock options as before his resignation, provided that, after April 30, 2004, his salary was subject to re-negotiation. The Continued Employment Agreement also provided for certain benefits to Dr. Korn in the event of an Involuntary Termination (as such term was defined in the Continued Employment Agreement) of Dr. Korn’s employment with the Company. These benefits included payment to Dr. Korn of his salary for a specified period at the same rate as immediately prior to the date of the Involuntary Termination and acceleration of vesting of certain stock options held by him. On March 26, 2004, the Company and Dr. Korn entered into Amendment No. 1 to the Special Compensation and Continued Employment Agreement (the “Amended Agreement”). Pursuant to the Amended Agreement, immediately following the adjournment of the 2004 Annual Meeting of Stockholders (the “Resignation Date”), Dr. Korn will resign as Chairman of the Company’s Board and as an employee of the Company, provided that certain conditions regarding Dr. Korn’s nomination as a candidate for re-election to the Board have been satisfied. On the Resignation Date, Dr. Korn will deliver to the Company a signed general release as provided under the Amended Agreement and he will be entitled to a lump sum payment of $515,000 in addition to his accrued but unused vacation time, less applicable withholding taxes. Dr. Korn will also become vested in 12 months of unvested stock options previously granted to him under the Company’s stock option plans and will continue to receive certain current fringe benefits for a period of 1 year from the Resignation Date. The Company will continue to provide Dr. Korn with his currently leased office space without charge until February 28, 2005. Except as specifically amended or terminated by the Amended Agreement, all terms of the Continued Employment Agreement remain in full force and effect.

On October 24, 2002, we entered into a Stock Option Agreement with Mr. Ebersole in connection with Mr. McDade accepting employment with us as CEO and replacing Mr. Ebersole who had been serving as CEO on an interim basis. Pursuant to the terms of the Agreement, Mr. Ebersole was granted an additional option to purchase 50,000 shares of Company Common Stock, pursuant to the 1999 Stock Option Plan. These options vest according to our standard four-year vesting schedule pursuant to which one quarter of the shares underlying such options vest one year from the date of grant, and the remainder of such options vest one forty eighth per month thereafter. In addition, such options will accelerate such that the option is fully vested and immediately exercisable if Mr. Ebersole is either (i) terminated without Cause, or (ii) resigns for Good Reason, each as defined in the Stock Option Agreement evidencing the option grant. The option is exercisable for the 12-month period following termination of Service for any reason, other than Cause. The foregoing capitalized terms are defined in the Stock Option Agreement evidencing the grant of the option to Mr. Ebersole.

Certain Relationships and Related Transactions

On April 4, 2003, we completed the acquisition of Eos in connection with which we hired two former executives of Eos, Richard Murray and Barbara Finck, as our Vice President, Research and Vice President, Clinical Development, respectively. Under the terms of the merger agreement between the Company and Eos, we issued an aggregate of approximately 4.3 million shares of our Common Stock to all Eos stockholders, including 65,820 and 31,456 shares issued to Dr. Murray and Dr. Finck, respectively. In our 2003 Proxy Statement, we reported that Dr. Murray had received 51,807 shares of PDL stock in connection with the merger, instead of the 65,820 shares that Dr. Murray actually received. The correct number of shares was reflected in the pro forma financial information furnished to the SEC on a Form 8 K/A on June 17, 2003. As of the closing date of the acquisition, the closing price of our Common Stock was $7.78 per share.

Indebtedness of Management

In 2002, we lent an aggregate of $150,000 to Mr. Brett Schmidli for the purchase of a home in Minnesota in connection with his commencement of employment with us at our Plymouth, Minnesota location. The loan is evidenced by two promissory notes executed prior to July 30, 2002, one for an amount of $50,000 (the “Forgivable Loan”) and one for an amount of $100,000 (the “Repayable Loan”). Each of the Forgivable Loan and the Repayable Loan bears interest at the applicable federal rate, which refers to the minimum interest rate required to be charged on a loan to avoid the imputation of interest income under the Internal Revenue Code. The Internal Revenue Service publishes the applicable federal rate on a monthly basis. The interest rate for the Forgivable Loan is 4.52% and the interest rate for the Repayable Loan is 4.74%.

Pursuant to the terms of the Forgivable Loan, provided Mr. Schmidli remains a continuous, full-time employee of the Company, accumulated interest will be forgiven on each anniversary date of the loan, and, in addition, one-half of the principal amount will be forgiven on the second anniversary date of the loan and the remaining balance of the principal amount will be forgiven on the fourth anniversary date of the loan. The Forgivable Loan becomes immediately due and payable upon the termination of Mr. Schmidli’s continuous full-time employment with the Company. The Repayable Loan is repayable as follows: (1) on each of the first and second anniversary dates of the loan, all then-accrued and unpaid interest is due; (2) on the third anniversary date of the loan, 50% of the principal as well as any then-accrued and unpaid interest is due; and (3) on the forth anniversary date of the loan, the balance of all principal as well as any then-accrued and unpaid interest under the loan is due. All principal and interest accrued under the Repayable Loan becomes immediately due and payable upon the termination of Mr. Schmidli’s continuous full-time employment with the Company.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION(1)

The Compensation Committee (the “Committee”) is responsible for administering the policies governing annual compensation of executive officers, and after considering the performance of the Company’s executive officers, recommending to the Board the grant of stock options to eligible executive officers under the Company’s stock option plans (the “Plans”), and recommending to the Board the annual salary component of each executive officer’s compensation. The Committee also has the authority to set the annual salary component, grant bonuses and grant stock options to executive officers under the Plans, if it so desires.

Compensation Policies

The goals of the Company’s compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation which is competitive in the industry, to motivate executives to achieve the Company’s business and scientific objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses annual salary, stock option grants, and in certain circumstances, cash bonuses to meet these goals.

Compensation Components

Subject to approval by the Board, salaries and stock option grants for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and taking into consideration total compensation for comparable positions among companies in the Company’s industry or in industries which employ individuals of similar education and background, salaries and stock option grants earned by the other executive officers of the Company, and the individual’s experience, reputation in his or her industry and expected contributions to the Company. Additionally, due to the high cost of living in the San Francisco Bay Area, and in order to attract and retain key personnel, the Company may in some instances pay relocation or hiring bonuses.

Annual compensation adjustments are based on performance assessments based on the Company’s focal performance review program, which includes reviews by and comments from supervisors, peers and subordinates of the Company’s executive officers. The Company’s Human Resources staff provides the Committee with the results of the performance review program, compensation surveys and other data to enable the Committee to review the compensation paid to executive officers of the Company and to compare the Company’s compensation package with compensation awarded by companies in the biotechnology and pharmaceutical industries.

The size of annual salary adjustment for each executive officer is primarily based on the Committee’s determination of the extent to which the Company has achieved its goals and the executive officer has met or exceeded individual goals, on information concerning compensation of individuals with comparable responsibilities at comparable companies in similar industries and on the compensation of other executive officers of the Company. An executive officer’s individual goals are determined in consultation with management and generally relate to strategic goals within the responsibility of the executive officer, such as the identification of new research targets, the achievement of critical milestones in the Company’s development of its products and capabilities, the Company’s ability to enter into new licensing and humanization arrangements using the Company’s technology, the Company’s ability to obtain new products or additional product rights for existing products and the officer’s ability to recruit and retain qualified employees.

It is the Company’s policy that a significant component of the annual compensation of each executive officer be related to his or her individual performance and the performance of the Company. In December 2002, the Company established a company-wide performance bonus plan, pursuant to which the Company’s executive officers became eligible to receive bonuses. Payment of bonuses is expressly linked to successful achievement of specified corporate goals that the Board approves annually at its December meeting for the following fiscal year. Among other things, these goals determine if a bonus will be paid to all eligible employees and the amount of funds available for the bonus pool.

In April 2004, the Committee reviewed the 2003 corporate performance goals for bonuses. Based on achievement of the requisite corporate goals and on an evaluation of compensation practices at comparable companies, the Committee set a range of bonus levels for which the Company’s executive officers, excluding the CEO, would be eligible, expressed as a percentage of the officer’s annual salary. Within the applicable range, the Committee determined the bonus for each executive officer (other than the CEO) based on the Committee’s evaluation of the individual’s performance and the recommendation of the CEO. The bonus for the CEO was determined as described below.

The Company has also relied on stock option grants and stock ownership as a performance incentive for executive officers. The Committee believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value and serves to align the interest of employees with stockholders. The Company uses a merit-based stock option compensation program for all employees of the Company pursuant to which the Committee recommends stock option grants to executive officers annually.

During 2003, in accordance with the Company’s program initiated in 1998 to consider stock option grants each year (“Annual Regrants”), the Committee considered and approved the stock option grants to some of the eligible officers of the Company. All stock options granted by the Committee had an exercise price equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq National Market on the date of grant. As a result, these stock options will provide value to the executive officer only when the price of the Company’s Common Stock increases over the exercise price.

The Company’s stock price has fluctuated considerably in the last few years, which has resulted in a substantial number of outstanding employee stock options having exercise prices significantly greater than the range of market prices that have prevailed more recently for the Company’s stock. Accordingly, in August 2002, the Committee approved accelerating, in part, the dates on which Annual Regrants for 2003 were granted so that there would not be a significant period of time during which many employees would lack an effective equity-based incentive. The Committee approved granting approximately 25% of such options on each of October 1, 2002, January 2, 2003, April 1, 2003 and July 1, 2003 (the “Accelerated Regrants”). The Accelerated Regrants were made pursuant to the Board’s determination that it was in the best interests of the Company to grant employees options priced at current market levels and to thereby maintain incentive for existing employees. Most officers were granted Accelerated Regrants on each of October 1, 2002, January 2, 2003, April 1, 2003 and July 1, 2003, with the exception of Mr. Ebersole, Dr. Queen and Dr. Korn, for whom it was difficult to determine appropriate grants in October 2002 due to the fact that their future positions in the Company were subject to further determination, and Mr. McDade and Dr. Benner, who had not commenced employment with the Company until after the initial grant of the Accelerated Regrants in October 2002. Mr. Ebersole, Dr. Queen, Dr. Korn, Mr. McDade and Dr. Benner did receive Accelerated Regrants on April 1, 2003 and July 1, 2003.

Chief Executive Officer’s Compensation

Mr. McDade’s base salary, bonus and stock option grant in connection with his acceptance of employment with the Company in late 2002 were approved by the Committee based upon the Committee’s evaluation of a number of factors, including, recommendations by other executive officers, the relative compensation level of the CEO compared to the compensation levels of the other executive officers of the Company and the compensation paid to other chief executive officers of a selected group of biotechnology companies which the Committee believed to be representative of the industry. In connection with Mr. McDade’s acceptance of employment, the Committee approved an annual salary of $500,000, a stock option grant of 900,000 shares at an exercise price equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq National Market on the date of grant and subject to the Company’s standard four-year vesting schedule, a $100,000 hiring bonus and a $500,000 relocation bonus. Per the terms of his offer letter approved by the Committee, Mr. McDade was also eligible to receive a performance-based bonus of up to 30% of his base salary.

Mr. McDade’s 2003 salary (including life insurance premiums paid by the Company) was $500,844. In accordance with the Company’s annual stock option regrant program and the Accelerated Regrant program described above, in 2003 the Committee approved two stock option grants of 70,000 shares each to Mr. McDade on April 1 and July 1, 2003. In April 2004, the Committee considered and recommended to the Board, and the Board approved, a bonus equal to 50% of Mr. McDade’s base salary based on the Committee’s evaluation of a number of factors, including recommendations by other executive officers, the compensation paid to other chief executive officers of comparable companies and the Committee’s view that Mr. McDade’s performance in 2003 exceeded the specified corporate goals discussed above. These goals included the achievement of milestones relating to the Company’s proprietary products (such as clinical development milestones) and antibody humanization technology, the completion of business development transactions, the achievement of organizational development objectives, and management to budget.

COMPENSATION COMMITTEE

George M. Gould
Max Link

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REPORT OF THE AUDIT COMMITTEE(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a formal written charter attached as Appendix C to this Proxy Statement.

The Company’s management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K with the Company’s management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed the Company’s audited financial statements with the independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), as amended by SAS 90 (Audit Committee Communications), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from the Company and its related entities, and discussed with Ernst & Young LLP their independence from the Company. The Audit Committee met with Ernst & Young LLP with and without management present, to discuss the results of their examination, their consideration of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

George M. Gould
Max Link
Karen Dawes

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPARISON OF STOCKHOLDER RETURNS(1)

Comparison of Cumulative Total Return(2) From January 1, 1999 through December 31, 2003.(3)

	12/31/98	3/31/99	6/30/99	9/30/99	12/31/99	3/31/00	6/30/00
PDL	58	38	55	90	175	199	412
AMEX	114	115	132	156	241	308	397
NASDAQ	141	158	173	177	262	294	256

	9/30/00	12/31/00	3/31/01	6/30/01	9/30/01	12/31/01	3/31/02
PDL	603	434	223	434	236	328	171
AMEX	474	391	290	377	277	357	308
NASDAQ	235	158	118	139	96	125	119

	6/30/02	9/30/02	12/31/02	3/31/03	6/30/03	9/30/03	12/31/03
PDL	109	83	85	74	142	141	179
AMEX	215	197	208	205	266	279	302
NASDAQ	95	76	87	87	105	116	129

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

(2)	Annual relative change in the cumulative total return on the Company’s Common Stock with the Center for Research in Securities Prices (CRSP) Total Return Index for the Nasdaq National Market (U.S. Companies) and the American Stock Exchange Biotechnology Index (“AMEX-Biotech”). AMEX-Biotech is calculated using equal dollar weighting methodology.

(3)	Assumes that $100.00 was invested on January 1, 1999, in the Company’s Common Stock at the closing sale price for the Company’s Common Stock on December 31, 1998 and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer, and beneficial owner of more than 10% of a registered class of equity securities of the Company who is subject to Section 16 of the Securities Exchange Act of 1934 is required by Section 16(a) of such act to report to the SEC by a specified date his or her transactions in our securities. To our knowledge, all reports relating to stock ownership and such other reports required to be filed during the year ended December 31, 2003, under Section 16(a) by our directors, executive officers and greater than 10% beneficial owners were timely filed, with the exception of one Form 4 reporting one transaction for Richard Murray. A timely filed Form 4 reporting this transaction by Dr. Murray was previously filed and amended to correct the number of shares acquired but the amendment underreported the number of shares involved. A second amended Form 4 including the correct number of shares has been filed.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company (i) must be received no later than January 28, 2005 by the Company at its offices at 34801 Campus Drive, Fremont, California 94555, and (ii) must satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s Proxy Statement for that meeting. Proposals of stockholders for matters to be voted on at the 2005 Annual Meeting of Stockholders that are not included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company which are received by the Company after January 28, 2005 but before April 13, 2005 will be considered untimely for inclusion in the Proxy Statement, but the Company’s management proxy holders will have discretionary authority in determining how to vote on such proposals at the 2005 Annual Meeting of Stockholders. In any event, proposals received on or after April 13, 2005 will be considered untimely for all purposes and may not be brought before the 2005 Annual Meeting of Stockholders.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the annual meeting is as set forth above. If any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Douglas O. Ebersole
Secretary

Dated: May 28, 2004

APPENDIX A

PROTEIN DESIGN LABS, INC.

CHARTER OF
THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

I.	STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Protein Design Labs, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of two or more directors, each of whom shall satisfy the independence requirements established by Nasdaq rules.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the authority to retain or terminate any search consultant firm used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor retained by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.	MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-1

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee shall:

A.	Nominating Functions

1.  Select, and recommend to the Board for approval, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not propose such nomination, unless required by contract or requested by the Board.

2.  Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3.  Consider any nominations of director candidates validly made by stockholders.

4.  Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

5.  Review and make recommendations to the Board concerning director retirement policies.

B.	Corporate Governance Functions

1.  Develop, recommend for Board approval, and review on an ongoing basis the adequacy of the corporate governance principles applicable to the Company.

2.  Consider, and present to the Board for adoption, a Code of Conduct applicable to all employees and directors and required by Nasdaq rules, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

3.  Review, at least annually, the Company’s compliance with the Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

4.  Assist the Board in developing criteria for the evaluation of Board and committee performance.

5.  If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

6.  Make regular reports to the Board regarding the foregoing.

7.  Review and reassess the adequacy of this Charter, as appropriate, and recommend any proposed changes to the Board for approval.

8.  Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

A-2

APPENDIX B

PROTEIN DESIGN LABS, INC.
2004 EQUITY INCENTIVE PLAN

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1    Establishment.  The Protein Design Labs, Inc. 2004 Equity Incentive Plan (the “Plan”) is hereby established effective as of , 2004, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2    Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Deferred Compensation Awards.

1.3    Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1    Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)    “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)    “Award” means any Option, SAR, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Compensation Award granted under the Plan.

(c)    “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” an “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Restricted Stock Unit Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement” or a “Deferred Compensation Award Agreement.”

(d)    “Board” means the Board of Directors of the Company.

(e)    “Change in Control” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, the occurrence of any of the following:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(v)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)    a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein.

(h)    “Company” means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.

(i)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(j)    “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

(k)    “Director” means a member of the Board.

(l)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(m)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(n)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)    Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(q)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(r)    “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(t)    “Officer” means any person designated by the Board as an officer of the Company.

(u)    “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(v)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(w)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(x)    “Participant” means any eligible person who has been granted one or more Awards.

(y)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(z)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(aa)    “Performance Award” means an Award of Performance Shares or Performance Units.

(bb)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 of the Plan which provides the basis for computing the value of a

Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(cc)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3 of the Plan.

(dd)    “Performance Period” means a period established by the Committee pursuant to Section 10.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(ee)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(ff)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(gg)    “Predecessor Plan” means each of the Company’s 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan.

(hh)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ii)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(jj)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(kk)    “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 or Section 11, as applicable, and the Participant’s Award Agreement.

(ll)    “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(mm)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(nn)    “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(oo)    “Section 162(m)” means Section 162(m) of the Code.

(pp)    “Securities Act” means the Securities Act of 1933, as amended.

(qq)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(rr)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3 of the Plan.

(ss)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(tt)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(uu)    “Vesting Conditions” mean those conditions established in accordance with Section 8.5 or Section 9.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2    Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1    Administration by the Committee.  The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2    Authority of Officers.  The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

3.3    Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4    Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5    Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)    to determine the Fair Market Value of shares of Stock or other property for purposes of administration of the Plan;

(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)    to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f)    to approve one or more forms of Award Agreement;

(g)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)    without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6    Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7    Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2 and Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be three million (3,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.2    Adjustment for Unissued Predecessor Plan Shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a)    the number of shares of Stock authorized and remaining available for the future grant of options under the Predecessor Plans as of the Effective Date;

(b)    the number of shares of Stock subject to that portion of any option outstanding under a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised; and

(c)    the number of shares Stock that are withheld or reacquired by the Company on or after the Effective Date in satisfaction of tax withholding obligations pursuant to a Predecessor Plan;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section shall not exceed eight million (8,000,000) shares.

4.3    Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

5.	ELIGIBILITY AND AWARD LIMITATIONS.

5.1    Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants”and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

5.2    Participation.  Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.

(a)    Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b)    Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4    Award Limits.

(a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed eleven million (11,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to the limitation set forth in Section 5.4(b) below.

(b)    Maximum Number of Shares Issuable Pursuant to Full Value Awards.  Notwithstanding any provision of the Plan to the contrary, no more than ten percent (10%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Section 4.1, shall be issued pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards.

(c)    Aggregate Limit on Options and SARs Without Minimum Vesting.  Notwithstanding any provision of the Plan to the contrary, no more than ten percent (10%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Section 4.1, shall be issued pursuant to Options or SARs which, if providing for vesting based upon a Service requirement, provide for vesting more rapid than pro rata vesting over a period three (3) years; provided, however, that such limitation shall not preclude the acceleration of vesting of any Option or SAR upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(d)    Aggregate Limit on Full Value Awards Without Minimum Vesting.  Notwithstanding any provision of the Plan to the contrary, no more than five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Section 4.1, shall be issued pursuant to the following Awards: (a) Restricted Stock or Restricted Stock Unit Awards having Vesting Conditions which (i) if based upon a Service requirement, provide for vesting more rapid than annual pro rata vesting over a period three (3) years or (ii) if based upon the attainment of one or more Performance Goals, provide for a Performance Period of less than twelve (12) months, or (b) Performance Awards having a Performance Period of less than twelve (12) months; provided, however, that such limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(e)    Section 162(m) Award Limits.  The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i)    Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million six hundred thousand (1,600,000) shares.

(ii)    Restricted Stock and Restricted Stock Unit Awards.  Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than two hundred thousand (200,000) shares.

(iii)    Performance Awards.  Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.	TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2    Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3    Payment of Exercise Price.

(a)    Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)    Limitations on Forms of Consideration.

(i)    Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)    Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4    Effect of Termination of Service.

(a)    Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)    Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)    Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s

Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)    Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)    Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)    Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5    Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1    Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2    Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3    Exercisability and Term of SARs.

(a)    Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)    Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4    Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5    Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6    Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7    Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

8.	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1    Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2    Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

8.3    Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

8.4    Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

8.5    Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(v), or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6    Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7    Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8    Nontransferability of Restricted Stock Award Rights.  Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1    Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2    Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

9.3    Vesting.  Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4    Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5    Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6    Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7    Nontransferability of Restricted Stock Unit Awards.  Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1    Types of Performance Awards Authorized.  Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2    Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4    Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)    Performance Measures.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)	revenue;

(ii)	sales;

(iii)	expenses;

(iv)	operating income;

(v)	gross margin;

(vi)	operating margin;

(vii)	earnings before stock-based compensation expense, interest, taxes and depreciation and amortization;

(viii)	earnings before interest, taxes and depreciation and amortization;

(ix)	earnings before interest and taxes

(x)	pre-tax profit;

(xi)	net operating income;

(xii)	net income;

(xiii)	economic value added;

(xiv)	free cash flow;

(xv)	operating cash flow;

(xvi)	the market price of the Stock;

(xvii)	earnings per share;

(xviii)	return on stockholder equity;

(xix)	return on capital;

(xx)	return on net assets;

(xxi)	balance of cash and marketable securities;

(xxii)	market share;

(xxiii)	product regulatory approvals;

(xxiv)	projects in development;

(xxv)	regulatory filings; and

(xxvi)	research and development expenses.

(b)    Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

10.5    Settlement of Performance Awards.

(a)    Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)    Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.

(c)    Effect of Leaves of Absence.  Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d)    Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)    Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f)    Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6    Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7    Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)    Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)    Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

10.8    Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	DEFERRED COMPENSATION AWARDS.

11.1    Establishment of Deferred Compensation Award Programs.  This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a)    Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such

Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b)    Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i)    shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii)    cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii)    cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2    Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)    Vesting Conditions.  Deferred Compensation Awards shall not be subject to any vesting conditions.

(b)    Terms and Conditions of Stock Units.

(i)    Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii)    Settlement of Stock Unit Awards.  A Participant electing to receive an Award of Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii)    Nontransferability of Stock Unit Awards.  Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock

Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

12.	STANDARD FORMS OF AWARD AGREEMENT.

12.1    Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

12.2    Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.	CHANGE IN CONTROL.

13.1    Effect of Change in Control on Options and SARs.

(a)    Accelerated Vesting.  The Committee, in its discretion, may provide in any Award Agreement evidencing an Option or SAR Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

(b)    Assumption or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)    Cash-Out of Options or SARs.  The Committee, in its discretion and without the consent of any Participant, may determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

13.2    Effect of Change in Control on Restricted Stock Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as the Committee shall determine.

13.3    Effect of Change in Control on Restricted Stock Unit Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to the Change in Control shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

13.4    Effect of Change in Control on Performance Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Performance Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant’s death or Disability shall become payable effective as of the date of the Change in Control to such extent as the Committee shall determine.

13.5    Effect of Change in Control on Deferred Compensation Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Deferred Compensation Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Stock Units pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

14.	COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.	TAX WITHHOLDING.

15.1    Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2    Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.	AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.

In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

17.	MISCELLANEOUS PROVISIONS.

17.1    Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2    Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.3    Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.4    Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

17.5    Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.6    Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.7    Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.8    Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.9    Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

APPENDIX C

PROTEIN DESIGN LABS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

I.	STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Protein Design Labs, Inc. including its subsidiaries (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting process of the Company and the audits of the Company’s financial statements, assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company’s compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor, review the performance of the Company’s independent auditor, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission. The Committee’s primary duties and responsibilities are to:

•	Select and retain the independent auditor, evaluate its independence, qualifications and performance, and approve the terms of engagement for audit service and whether or not to engage such independent auditor for non-audit services and, if so, approve terms of such engagement.

•	Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Appropriately and as further described herein, communicate with the independent auditor, and financial and senior management and appropriately report to the Board.

•	Establish and monitor complaint procedures regarding accounting, internal auditing controls and auditing matters.

•	Prepare the report required by the Securities and Exchange Commission.

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq for Audit Committee members. In addition, the Committee shall not include any member who:

•	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliated person of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of Nasdaq.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. At least one member shall be an audit committee financial expert as determined by the Board in accordance with the rules and regulations of the Securities and Exchange Commission. The members of the Committee shall be appointed by the Board or appointed by the Board on the recommendation of the Nominating and Governance Committee, if and when such a committee is established, and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board, or replaced by the Board on the recommendation of the Nominating and Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.	Oversight of the Company’s Independent Auditor

The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

1.	Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

2.	Evaluate annually the qualifications, performance and independence of the independent auditor, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management, and report to the Board on its conclusions, together with any recommendations for additional action.

3.	Consult with an independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years.

4.	Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement, provided that the Audit Committee may form and delegate to subcommittees of one or more members the authority to grant preapprovals for audit and permitted non-audit services, provided further that the decisions of such subcommittees to grant any such preapprovals shall be presented to the Audit Committee at its next scheduled meeting. A list of the nine categories of prohibited non-audit services is attached hereto as Appendix A.

5.	Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

6.	Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

7.	Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise) and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

8.	Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.	Review of Financial Reporting, Policies and Processes

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.	Review and discuss earnings press releases and other information provided to analysts and rating agencies, including “pro forma” or adjusted financial information.

3.	Periodically meet separately with management and with the independent auditor.

4.	Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

5.	Review with management annually management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), and review annually with the independent auditor the attestation to, and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.

6.	Review with management quarterly management’s evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports (“Disclosure Controls”) is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

7.	Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

8.	Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

9.	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including the effects of alternative GAAP methods on the financial statements.

C.	Risk Management, Related Party Transactions, Legal Compliance and Ethics

To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.	Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests or other improprieties.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.	Consider and present to the Board for adoption, a Code of Ethics for its principal executive officer and senior financial officers, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

5.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Review management’s monitoring of compliance with the Foreign Corrupt Practices Act, as appropriate.

7.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

8.	Prepare the Committee’s report required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement.

9.	Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

10.	Review and reassess the Charter’s adequacy, as appropriate, and recommend any proposed changes to the Board for approval.

Appendix A

Prohibited Non-Audit Services

The nine categories of prohibited non-audit services are:

•	Bookkeeping or other services related to the Company’s accounting records or financial statements;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other service that the Board determines, by regulation, is impermissible.

PROTEIN DESIGN LABS, INC. 34801 CAMPUS DRIVE FREMONT, CA 94555

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions
and for electronic delivery of information up until 11:59
P.M. Eastern Time the day before the cut-off date or
meeting date. Have your proxy card in hand when you
access the web site and follow the instructions to obtain
your records and to create an electronic voting
instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting
instructions up until 11:59 P.M. Eastern Time the day
before the cut-off date or meeting date. Have your proxy
card in hand when you call and then follow the
instructions.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the
postage-paid envelope we have provided or return it to
Protein Design Labs, Inc., c/o ADP, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PDLINC	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROTEIN DESIGN LABS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
A vote FOR all directors and matters submitted is recommended by the Board of Directors:		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.
1.	ELECTION OF DIRECTORS listed below: Nominees:
	01) Laurence Jay Korn, Ph.D. 02) Max Link, Ph.D.	¡	¡	¡		____________________________________________

					For	Against	Abstain

2.	To approve the 2004 Equity Incentive Plan.				¡	¡	¡

3.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.				¡	¡	¡

EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND MAIL THE PROXY IN THE RETURN ENVELOPE SO THAT THE STOCK WILL BE REPRESENTED AT THE MEETING.

Please sign exactly as names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________________						_____________________________________
Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners) Date

PROXY

PROTEIN DESIGN LABS, INC.
Proxy for Annual Meeting of Stockholders, June 30, 2004
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark McDade and Sergio Garcia-Rodriguez, and each of them, as proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Protein Design Labs, Inc. (the “Company”) which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at the Company’s principal offices, located at 34801 Campus Drive, Fremont, California 94555, on Wednesday, June 30, 2004 at 8 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified, and if no specification is made, such shares shall be voted FOR the proposals listed on the reverse side.

The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any continuation or adjournment thereof.

The undersigned hereby acknowledges receipt of (a) the Notice of Annual Meeting, (b) accompanying Proxy Statement and (c) an Annual Report of the Company for the fiscal year ended December 31, 2003, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE